Revenue Recognition	12 Months Ended
Dec. 31, 2018
Revenue Recognition
Revenue Recognition

Note 12 – Revenue Recognition

Seaboard has multiple segments with diverse revenue streams. For additional information on Seaboard’s segments, see Note 14. The following table presents Seaboard’s sales disaggregated by revenue source and segment:

	Year Ended December 31, 2018
(Millions of dollars)	Pork	Commodity Trading & Milling	Marine	Sugar and Alcohol	Power	All Other	Consolidated Totals
Major Products/Services Lines:
Products	$1,451	$3,410	$—	$173	$—	$18	$5,052
Transportation	9	—	1,057	—	—	—	1,066
Energy	282	—	—	11	122	—	415
Other	32	18	—	—	—	—	50
Segment/Consolidated Totals	$1,774	$3,428	$1,057	$184	$122	$18	$6,583

Revenue from goods and services transferred to customers at a single point in time accounted for approximately 85% of Seaboard’s net sales for the year ended December 31, 2018. Substantially all of the sales in Seaboard’s Marine segment are recognized ratably over the transit time for each voyage as Seaboard believes this is a faithful depiction of the performance obligation to its customers.

Almost all of Seaboard’s contracts with its customers are short-term, defined as less than one year. The Pork segment recognizes fees paid at commencement of the marketing agreement with Triumph over the term of the agreement. As of December 31, 2018, Seaboard had $12 million of remaining performance obligations that were unsatisfied related to the marketing agreement, of which 50% is expected to be recognized as net sales in 2019 and the remaining 50% in 2020. Seaboard elected to use all practical expedients and therefore will not disclose the value of unsatisfied performance obligations for: (i) contracts with an original expected length of one year or less; and (ii) contracts for which revenue is recognized at the amount to which it has the right to invoice for services performed. Also, Seaboard will recognize a financing component only on obligations that extend longer than one year.

Deferred revenue represents cash payments received in advance of Seaboard’s performance or revenue billed that is unearned. The CT&M segment requires certain customers to pay in advance or upon delivery to avoid collection risk. The Marine segment’s deferred revenue balance primarily relates to the unearned portion of billed revenue when a ship is on the water and has not arrived at the designated port. Deferred revenue balances are reduced when revenue is recognized. Deferred revenue recognized as revenue for the year ended December 31, 2018 was $327 million.

The primary impact of adopting the new guidance was the acceleration of revenue related to sales in Seaboard’s CT&M segment that previously had not been recognized as a fixed and determinable price was not established at the time of sale. Under the new guidance, revenue is recognized when control is transferred. Adjustments are made to revenue for pending sale prices dependent upon market fluctuations, further processing, or other factors until sales prices are finalized. The following tables summarize the impacts of adoption on Seaboard’s consolidated financial statements:

Consolidated Statement of Comprehensive Income

	Year ended
	December 31, 2018
	Balances Without
	Adoption		As
(Millions of dollars)	of Topic 606	Adjustments	Reported
Total net sales	$6,555	$28	$6,583
Total cost of sales	$6,032	$28	$6,060

Consolidated Balance Sheet	December 31, 2018
	Balances Without		As
(Millions of dollars)	Adoption of Topic 606	Adjustments	Reported
Net receivables	$544	$7	$551
Inventories	$860	$(45)	$815
Deferred revenue	$77	$(38)	$39

Consolidated Statement of Cash Flows	Year ended December 31, 2018
	Balances Without		As
(Millions of dollars)	Adoption of Topic 606	Adjustments	Reported
Changes in assets and liabilities, net of acquisitions:
Receivables, net of allowance	$(51)	$(7)	$(58)
Inventories	$(79)	$45	$(34)
Current liabilities, exclusive of debt	$16	$(38)	$(22)